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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2002

Household Auto Receivables Corporation
(Exact name of registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	333-58404 (Commission File Number)	36-4220459 (I.R.S. Employer Identification No.)
c/o Household Finance Corporation Attention: Mick Forde 2700 Sanders Road Prospect Heights, Illinois (Address of Principal Executive Offices)		60070 (Zip Code)

Registrant's telephone number, including area code (847) 564-5000

(Former name or former address, if changed since last report)

Item 5. Other Events

        In connection with the offering of Household Automotive Trust 2002-2 Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD AUTO RECEIVABLES CORPORATION
By:	/s/ STEVEN H. SMITH
Name: Steven H. Smith Title: Vice President and Assistant Treasurer

Dated: August 20, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Related Computational Materials (as defined in Item 5 above) distributed by Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX